                                                                     Exhibit 4.3
                                                                [EXECUTION COPY]


                      AMENDMENT TO SHAREHOLDERS' AGREEMENT
                             (SELLING SHAREHOLDERS)

                                  March 1, 1994


To the Parties Named on
  the Signature Pages Hereto

Gentlemen:

            We refer to the Shareholders Agreement dated as of January 3, 1994 (the "Shareholders Agreement") among the undersigned and you. Unless otherwise defined herein, the terms defined in the Shareholders Agreement shall be used herein as therein defined.

            The parties desire to amend the Shareholders Agreement as provided herein. Accordingly, it is hereby agreed by you and us that the second and third recitals of the Shareholders Agreement are, effective as of the date first above written, hereby amended and restated in their entirety to read as follows:

                        WHEREAS, upon the Closing (as defined in the Acquisition
            Agreement), each of Gelfond and Wechsler will be the registered holder and beneficial owner of an aggregate of 387,945 common shares of the Company (the "Common Stock") and warrants (the "GW Warrants") to purchase 143, 879 shares of Common Stock;

                        WHEREAS, upon the Closing, WP and certain of its
            partners and affiliates will be the registered holders and beneficial owners of an aggregate of 225,000 Class A Preferred Shares ("Class A Preferred Shares") of the Company and warrants ("Warrants") to purchase an aggregate of 3,562,060 shares of Common Stock;

            On an after the effective date of this letter amendment, each reference in the Shareholders Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Shareholders Agreement shall mean and be a reference to the Shareholders Agreement as amended by this letter amendment. The Shareholders Agreement, as amended by this letter amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

            If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning a counterpart of this letter amendment to the undersigned.

            This letter amendment may be executed and delivered (including by facsimile transmission) in any number of counterparts and by and combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same instrument.

                                    Very truly yours,

                                    WGIM ACQUISITION CORPORATION

                                    By   /s/  Peter D. Lyons
                                         --------------------------------------
                                         Name:     Peter D. Lyons
                                         Title:    Vice President and
                                                   Assistant Secretary

Agreed as of the date first above written:


      /s/ Richard L. Gelfond
- ----------------------------------
          Richard L. Gelfond


      /s/ Bradley J. Wechsler
- ----------------------------------
          Bradley J. Wechsler


      /s/ Douglas Trumbull
- ----------------------------------
          Douglas Trumbull


WASSERSTEIN PERELLA PARTNERS, L.P.

By  WASSERSTEIN PERELLA MANAGEMENT
      PARTNERS, INC., its general partner



      By     W. Townsend Ziebold
- ----------------------------------
      Name:   W. Townsend Ziebold
      Title:  Attorney-in-Fact

WASSERSTEIN PERELLA OFFSHORE PARTNERS, L.P.

By  WASSERSTEIN PERELLA MANAGEMENT
      PARTNERS, INC., its general partner


      By  /s/ W. Townsend Ziebold
- ----------------------------------
      Name:   W. Townsend Ziebold
      Title:  Attorney-in-Fact


Jonathan Barker          by              *                   as attorney-in-fact
                           ---------------------------------
                               Jonathan Barker


Nancy Bell               by              *                   as attorney-in-fact
                           ---------------------------------
                               Nancy Bell


Gregory J. Breen         by              *                   as attorney-in-fact
                           ---------------------------------
                               Gregory J. Breen


C.W. Breukelman          by              *                   as attorney-in-fact
                           ---------------------------------
                               C.W. Breukelman


David Breukelman         by              *                   as attorney-in-fact
                           ---------------------------------
                               David Breukelman


Elaine Breukelman        by              *                   as attorney-in-fact
                           ---------------------------------
                               Elaine Breukelman


Marion Breukelman        by              *                   as attorney-in-fact
                           ---------------------------------
                               Marion Brueukelman


Tanya Breukelman         by              *                   as attorney-in-fact
                           ---------------------------------
                               Tanya Breukelman

W.A. Breukelman          by              *                   as attorney-in-fact
                           ---------------------------------
                               W.A. Breukelman

Canmont Investment
     Corp. Ltd.          by              *                   as attorney-in-fact
                           ---------------------------------
                               Canmont Investment Corp. Ltd.


James B. Cawthon, Jr.    by              *                   as attorney-in-fact
                           ---------------------------------
                               James B. Cawthon, Jr.


Elizabeth Chaplin        by              *                   as attorney-in-fact
                           ---------------------------------
                               Elizabeth Chaplin


Diana Chaplin            by              *                   as attorney-in-fact
                           ---------------------------------
                               Diana Chaplin


Gordon Chaplin           by              *                   as attorney-in-fact
                            --------------------------------
                               Gordon Chaplin


434786 Ontario Limited   by              *                   as attorney-in-fact
                           ---------------------------------
                               434786 Ontario Limited


434787 Ontario Limited   by              *                   as attorney-in-fact
                           ---------------------------------
                               434787 Ontario Limited


James D. Chaplin         by              *                   as attorney-in-fact
                           ---------------------------------
                               James D. Chaplin


Janet Chaplin            by              *                   as attorney-in-fact
                           ---------------------------------
                               Janet Chaplin


Richard Chaplin          by              *                   as attorney-in-fact
                           ---------------------------------
                               Richard Chaplin

Charlford Investments
     Inc.                by              *                   as attorney-in-fact
                           ---------------------------------
                               Charlford Investments Inc.


Ann Cochren              by              *                   as attorney-in-fact
                           ---------------------------------
                               Ann Cochren


Doug Daymond             by              *                   as attorney-in-fact
                           ---------------------------------
                               Doug Daymond


Stewart Daymond          by              *                   as attorney-in-fact
                           ---------------------------------
                               Stewart Daymond

Daedalus Investments
     Ltd.                by              *                   as attorney-in-fact
                           ---------------------------------
                               Daedalus Investments Ltd.


John M. Davison          by              *                   as attorney-in-fact
                           ---------------------------------
                               John M. Davison


Executronics Limited     by              *                   as attorney-in-fact
                           ---------------------------------
                               Executronics Limited


Allison Ferguson         by              *                   as attorney-in-fact
                           ---------------------------------
                               Allison Ferguson


Betty Ferguson           by              *                   as attorney-in-fact
                           ---------------------------------
                               Betty Ferguson


Graeme Ferguson          by              *                   as attorney-in-fact
                           ---------------------------------
                               Graeme Ferguson


Munro Ferguson           by              *                   as attorney-in-fact
                           ---------------------------------
                               Munro Ferguson

Joan Fisk                by              *                   as attorney-in-fact
                           ---------------------------------
                               Joan Fisk

Forden Investments
     Ltd.                by              *                   as attorney-in-fact
                           ---------------------------------
                               Forden Investments Ltd.


Nancy Garrett            by              *                   as attorney-in-fact
                           ---------------------------------
                               Nancy Garrett


Michael A. Gibbon        by              *                   as attorney-in-fact
                           ---------------------------------
                               Michael A. Gibbon


Graeholdings Ltd.        by              *                   as attorney-in-fact
                           ---------------------------------
                               Graeholdings Ltd.


Jano Holdings Inc.       by              *                   as attorney-in-fact
                           ---------------------------------
                               Jano Holdings Inc.


David Bedford Keighley   by              *                   as attorney-in-fact
                           ---------------------------------
                               David Bedford Keighley


Patricia Anne Keighley   by              *                   as attorney-in-fact
                           ---------------------------------
                               Patricia Anne Keighley


Barbara Kerr             by              *                   as attorney-in-fact
                           ---------------------------------
                               Barbara Kerr


Robert Kerr              by              *                   as attorney-in-fact
                           ---------------------------------
                               Robert Kerr


Janet Kroitor            by              *                   as attorney-in-fact
                           ---------------------------------
                               Janet Kroitor

Paul Kroitor             by              *                   as attorney-in-fact
                           ---------------------------------
                               Paul Kroitor


Roman Kroitor            by              *                   as attorney-in-fact
                           ---------------------------------
                               Roman Kroitor


Stephanie Kroitor        by              *                   as attorney-in-fact
                           ---------------------------------
                               Stephanie Kroitor


Tanya Kroitor            by              *                   as attorney-in-fact
                           ---------------------------------
                               Tanya Kroitor


Yvanna Kroitor           by              *                   as attorney-in-fact
                           ---------------------------------
                               Yvanna Kroitor


Karen Kurcera            by              *                   as attorney-in-fact
                           ---------------------------------
                               Karen Kurcera


Ian Maxwell              by              *                   as attorney-in-fact
                           ---------------------------------
                               Ian Maxwell


Lynn A. McCroskey        by              *                   as attorney-in-fact
                           ---------------------------------
                               Lynn A. McCroskey


Andre Picard             by              *                   as attorney-in-fact
                           ---------------------------------
                               Andre Picard


Jennifer H. Rae          by              *                   as attorney-in-fact
                           ---------------------------------
                               Jennifer H. Rae


G. Mary Ruby             by              *                   as attorney-in-fact
                           ---------------------------------
                               G. Mary Ruby

Scocam Investment
     Corp.               by              *                   as attorney-in-fact
                           ---------------------------------
                               Scocam Investment Corp.


Sero Sed Serio Inc.      by              *                   as attorney-in-fact
                           ---------------------------------
                               Sero Sed Serio Inc.


James Scott Shaw         by              *                   as attorney-in-fact
                           ---------------------------------
                               James Scott Shaw


William C. Shaw          by              *                   as attorney-in-fact
                           ---------------------------------
                               William C. Shaw


Alexandra Shea           by              *                   as attorney-in-fact
                           ---------------------------------
                               Alexandra Shea

Stephen Low
     Productions Inc.    by              *                   as attorney-in-fact
                           ---------------------------------
                               Stephen Low Productions Inc.


Martha Turner            by              *                   as attorney-in-fact
                           ---------------------------------
                               Martha Turner


Alvis P. Wales, Jr.      by              *                   as attorney-in-fact
                           ---------------------------------
                               Alvis P. Wales, Jr.


Robert Andrew Warnock    by              *                   as attorney-in-fact
                           ---------------------------------
                               Robert Andrew Warnock


James Warnock            by              *                   as attorney-in-fact
                           ---------------------------------
                               James Warnock

Anne D. Watkinson        by              *                   as attorney-in-fact
                           ---------------------------------
                               Anne D. Watkinson




- -------
* William A. Breukelman, by signing his name hereto, does hereby sign this letter amendment on behalf of each of the Selling Shareholders after whose typed names asterisks appear pursuant to a power of attorney duly executed by each such Selling Shareholder.

                                          By      /s/ William A. Breukelman
                                             -----------------------------------
                                                      Attorney-in-fact


                                          By      /s/ William A. Breukelman
                                             -----------------------------------
                                                      William A. Breukelman